UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

_______________________

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2020, Trilogy Metals Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”) at the offices of the Company in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 30, 2020, as supplemented on April 13, 2020 (the “Proxy Statement”):

(1)	Set the Number of Directors of the Company at Eight. The Company’s shareholders voted to set the number of directors on the board of directors (the “Board”) at eight. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to setting the number of directors at eight:

For	Against	Abstain	Broker Non-Vote
115,138,130	362,315	-	-

(2)	Election of Directors. The Company’s shareholders elected the following 8 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	95,740,194	189,046	-	20,437,110
James Gowans	95,741,442	187,797	-	20,437,110
William Hayden	95,687,288	241,951	-	20,437,110
William Hensley	95,778,244	150,995	-	20,437,110
Gregory Lang	95,696,466	232,773	-	20,437,110
Kalidas Madhavpeddi	95,687,064	242,176	-	20,437,109
Janice Stairs	95,746,902	182,338	-	20,437,109
Diana Walters	95,742,612	186,628	-	20,437,109

(3)	Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
115,088,021	412,423	-	1

Item 7.01 Regulation FD Disclosure

On May 29, 2020, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 29, 2020 relating to voting results from its Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: May 29, 2020	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer